UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21365

Seligman La Salle Real Estate Fund Series, Inc.
Seligman LaSalle Monthly Dividend Real Estate Fund
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman LaSalle Monthly Dividend Real Estate Fund

Annual Report December 31, 2005 Seeking a High Level of Current Income and, Secondly, Capital Appreciation

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents
To The Shareholders	1
Interview With Your Portfolio Managers	2
Performance Overview	4
Portfolio Overview	7
Understanding and Comparing Your Fund’s Expenses	9
Portfolio of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements.	16
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	29
Required Federal Income Tax Information	30
Matters Relating to the Directors’ Consideration of the Continuance of the Management and Subadvisory Agreements	31
Directors and Officers	37
Additional Fund Information	41

To The Shareholders

We are pleased to present your annual shareholder report for Seligman LaSalle Monthly Dividend Real Estate Fund. The Fund seeks to produce a high level of current income, with a secondary objective of capital appreciation by concentrating its investments in the real estate industry. This report contains an interview with your Portfolio Managers, as well as investment results, financial statements, and a portfolio of investments.

For the year ended December 31, 2005, the Fund posted a total return of 5.34% based on the net asset value of Class A shares. During the same time period, the overall Real Estate Investment Trust (REIT) market, as measured by the NAREIT Equity REIT Index, returned 12.16%. Real estate-oriented mutual funds with all types of investment objectives, as measured by the Lipper Real Estate Funds Average, returned 11.75% during the one-year period, and the broader equity market, as measured by the S&P 500, returned 4.90% during this time.

Thank you for your continued support of Seligman LaSalle Monthly Dividend Real Estate Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 27, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017
Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	General Counsel Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm Deloitte & Touche LLP	Subadviser LaSalle Investment Management (Securities), L.P.

Interview With Your Portfolio Managers
Stanley Kraska and Keith Pauley
Q:	How did Seligman LaSalle Monthly Dividend Real Estate Fund perform during the year ended December 31, 2005?

A:
Seligman LaSalle Monthly Dividend Real Estate Fund seeks to produce a high level of current income, with a secondary objective of capital appreciation by concentrating its investments in the real estate industry. The Fund delivered a total return of 5.34% based on the net asset value of Class A shares for the year ended December 31, 2005. During the same period, its benchmark, the NAREIT Equity REIT Index, returned 12.16%, and the broader stock market, as measured by the S&P 500 Composite Stock Index, returned 4.90%. Real estate-oriented mutual funds with all types of investment objectives, as measured by the Lipper Real Estate Funds Average, posted a total return of 11.75% for the year.

Q:	What market conditions and events materially affected the Fund’s performance during this time period?

A:
Helped by an improved economy, continued low interest rates, and merger and buyout transactions that appeared to validate lower cap rates and higher valuations, the real estate sector as a whole concluded another strong year compared with the broad US securities markets.

During the year, the returns of REITs were generated primarily from solid earnings growth and dividends; the year’s total return for the real estate sector as a whole closely paralleled the sector’s earnings growth plus dividends paid by the companies in the Index. The pace of improvement in fundamentals exceeded expectations in many property types and markets. Vacancy rates fell significantly, as more jobs and relatively low unemployment created more customers for retailers and apartment landlords and increased demand for more space to house the new jobs.

Although short-term interest rates increased significantly in 2005, long-term rates did not. The result has been an abundance of financing available at favorable rates, which has supported valuation gains in real estate. Both prices and our estimates of the net asset values (NAVs) of the real estate companies in our universe (which includes most U.S. REITs and real estate operating companies) rose significantly in the year, but the premium of REITs’ stock prices versus their estimated NAVs declined to 5% at the end of 2005, toward the low end of their range over the past three years.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:
In line with the Fund’s principal objective of seeking a high level of current income, the Fund invests primarily in securities issued by equity REITs that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund’s benchmark, the NAREIT Equity REIT Index.

 A TEAM APPROACH
Seligman LaSalle Monthly Dividend Real Estate Fund is managed by Stanley Kraska and Keith Pauley of LaSalle Securities. They and their investment team seek to provide a high level of current income and, secondly, capital appreciation by investing in US equity real estate securities.

Interview With Your Portfolio Managers
Stanley Kraska and Keith Pauley

While the Fund’s investment results in 2005 compared favorably with returns of non-real estate investment indicators such as the S&P 500 or the NASDAQ Composite, the performance of higher-yielding real estate stocks (which the Fund targets) lagged the performance of securities of lower-yielding real estate companies. For example, the 50% of companies in the benchmark with the lowest dividend yields produced a market-weighted total return (with dividends reinvested) of 15.9% during 2005; the comparably-defined total return of the higher-yielding 50% of the companies in the benchmark was 4.2%

The biggest positive contributor to the Fund’s performance for the year was an apartment REIT that agreed to be acquired in a going-private transaction in the fourth quarter. The higher-yielding REITs in the hotel and health care sectors were the principal negative components of the Fund’s relative performance, as compared with the benchmark.

At year-end, the Fund’s portfolio remained well diversified by number of securities and by property sector weighting, with the largest property sector weightings in the office-industrial, apartment, and regional mall sectors.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman LaSalle Monthly Dividend Real Estate Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fee and/or reimburse the Fund’s “Other Expenses” (i.e. those other than the management fees, 12b-1 fees, and extraordinary expenses) to the extent that they exceed 0.45% per annum of the Fund’s average daily net assets. Such an undertaking will remain in effect until at least December 31, 2006. Substantially similar arrangements have been in place since the Fund’s inception. Absent such waivers/reimbursements, the Fund’s returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares do not have sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Seligman LaSalle Monthly Dividend Real Estate Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with and without the 5% CDSC for Class B shares, with and without the 1% maximum initial sales charge for Class C shares, and with and without the 1% CDSC for Class D and Class R shares, and assumes the investment of dividends and capital gain distributions, if any, from commencement of operations at the close of business on July 16, 2003, through December 31, 2005, to $10,000 investments in the NAREIT Equity REIT Index and the S&P 500 for the same period. The performance of Seligman LaSalle Monthly Dividend Real Estate Fund Class I shares, which commenced on November 24, 2003, is not shown in this chart but is included in the table on page 5. The NAREIT Equity REIT and the S&P 500 Indices exclude the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

__________
1 The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2005

		Average Annual
	Six Months *	One Year	Class A, B, C, D and R Since Inception 7/16/03	Class I Since Inception 11/24/03
Class A
With Sales Charge	(3.94)%	0.35%	16.14%	n/a
Without Sales Charge	0.83	5.34	18.48	n/a
Class B
With CDSC†	(4.15)	(0.12)	16.66	n/a
Without CDSC	0.45	4.58	17.63	n/a
Class C
With Sales Charge and CDSC††	(1.41)	2.64	17.17	n/a
Without Sales Charge and CDSC	0.56	4.58	17.63	n/a
Class D
With 1% CDSC	(0.47)	3.64	n/a	n/a
Without CDSC	0.45	4.58	17.63	n/a
Class I	0.96	5.55	n/a	17.12%
Class R
With 1% CDSC	(0.22)	4.14	n/a	n/a
Without CDSC	0.70	5.08	18.16	n/a
Lipper Real Estate Funds Average**	6.16	11.75	17.95	17.16
NAREIT Equity REIT Index**	5.43	12.16	24.58	23.28
S&P 500 Index**	5.75	4.90	11.65	10.40
__________
See footnotes on page 6.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/05	$8.70	$8.69	$8.69	$8.69	$8.70	$8.69
6/30/05	9.46	9.45	9.44	9.45	9.46	9.45
12/31/04	9.26	9.25	9.25	9.25	9.28	9.25

__________
*	Returns for periods less than one year are not annualized.
**
The Lipper Real Estate Funds Average (Lipper Average), the NAREIT Equity REIT Index (NAREIT Index) and the S&P 500 Index (S&P 500) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average is an average of all funds that invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The NAREIT Index is a commonly used index measuring the performance of all publicly-traded real estate trusts that are Equity REITs as determined by the National Association of Real Estate Investment Trusts. The S&P 500 measures the performance of 500 of the largest US public companies based on market capitalization. The Lipper Average excludes the effect of taxes and sales charges. The NAREIT Index and the S&P 500 exclude the effect of taxes, fees and sales charges. An investor cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 3% for the period since inception.
††	The CDSC is 1% for periods up to 18 months.

Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2005	2004
Common Stocks:
Apartments	7	$10,069,499	$11,482,796	14.1	15.4
Commercial Finance	1	1,059,614	1,033,014	1.3	1.5
Diversified	3	6,387,597	6,895,167	8.5	5.7
Freestanding	1	628,524	657,937	0.8	0.8
Health Care	5	7,646,760	7,539,342	9.3	9.1
Industrial	2	2,067,577	2,543,832	3.1	3.5
Lodging/Resorts	5	6,111,131	5,780,999	7.1	6.8
Manufactured Homes	1	2,206,611	1,928,117	2.4	3.0
Office	9	16,145,679	17,742,216	21.8	21.2
Office/Industrial	1	2,944,046	3,092,072	3.8	3.8
Regional Malls	3	8,179,423	9,808,578	12.1	11.1
Self Storage	3	3,191,851	3,879,253	4.8	4.6
Shopping Centers	3	7,260,693	7,450,166	9.2	9.7
Specialty	—	—	—	—	2.3
	44	73,899,005	79,833,489	98.3	98.5
Short-Term Holding and Other Assets Less Liabilities	1	1,389,745	1,389,745	1.7	1.5
Net Assets	45	$75,288,750	$81,223,234	100.0	100.0

Largest Portfolio Holdings†
December 31, 2005

Security	Value	Percent of Net Assets
Simon Properties Group	$6,432,399	7.9
Home Properties	4,360,704	5.4
Heritage Properties Investment Trust	3,419,559	4.2
New Plan Excel Realty Trust	3,208,089	3.9
Duke Realty	3,092,072	3.8
Health Realty Trust	2,837,798	3.5
Equity Office Properties Trust	2,728,396	3.4
Spirit Finance	2,724,602	3.4
Maguire Properties	2,670,749	3.3
Glimcher Realty	2,453,499	3.0

There can be no assurance that the securities have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.
__________
† Excludes short-term holdings.

Portfolio Overview

Largest Portfolio Changes
During Past Six Months
Largest Purchases	Largest Sales
Parkway Properties*	Town & Country
Brandywine Realty Trust*	Prentiss Properties
The Mills Corp.*	Duke Realty
Cogdell Spencer*	Macerich**
Glimcher Realty	EastGroup Properties
Highwoods Properties	Equity Office Properties Trust
United Dominion Realty Trust*	Health Care REIT
First Potomac Realty Trust*	Camden Property Trust**
Pennsylvania Real Estate Investment Trust*	New Plan Excel Realty Trust
Maguire Properties	Reckson Associates Realty

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
  * Position added during the period.
** Position eliminated during the period.

Largest Sectors
December 31, 2005

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/05	Annualized Expense Ratio*	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05
Class A	$1,000.00	1.60%	$1,008.30	$8.12	$1,017.14	$8.16
Class B	1,000.00	2.35	1,004.50	11.91	1,013.36	11.96
Class C	1,000.00	2.35	1,005.60	11.91	1,013.36	11.96
Class D	1,000.00	2.35	1,004.50	11.91	1,013.36	11.96
Class I	1,000.00	1.35	1,009.60	6.86	1,018.40	6.89
Class R	1,000.00	1.85	1,007.00	9.38	1,015.88	9.43

__________
*
Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges. For the period, the Manager has waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Absent such waivers and expense reimbursements, the expense ratios and expenses paid by a shareholder for the period would have been higher.

**
Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2005

	Shares	Value
Common Stocks 98.3%
Apartments 14.1%
American Campus Communities	68,175	$1,690,740
Archstone-Smith Trust	33,958	1,422,501
BRE Properties	20,485	931,658
Home Properties	106,880	4,360,704
Post Properties	17,720	707,914
Town & Country	34,996	1,183,215
United Dominion Realty Trust	50,600	1,186,064
		11,482,796

Commercial Finance 1.3%
Newcastle Investment	41,570	1,033,014

Diversified 8.5%
Colonial Properties Trust	51,058	2,143,415
Crescent Real Estate Equities	102,278	2,027,150
Spirit Finance	240,053	2,724,602
		6,895,167

Freestanding 0.8%
Agree Realty	22,766	657,937

Health Care 9.3%
Cogdell Spencer	75,341	1,272,509
Health Care REIT	18,332	621,455
Health Realty Trust	85,296	2,837,798
Nationwide Health Properties	78,625	1,682,575
Senior Housing Properties Trust	66,529	1,125,005
		7,539,342

Industrial 3.1%
EastGroup Properties	31,795	1,435,862
First Potomac Realty Trust	41,653	1,107,970
		2,543,832

Lodging/Resorts 7.1%
Eagle Hospitality Properties	219,164	1,672,221
Highland Hospitality	134,533	1,486,590
Hospitality Properties Trust	55,889	2,241,149
Sunstone Hotel Investors	10,100	268,357
Winston Hotels	11,382	112,682
		5,780,999

Manufactured Homes 2.4%
Sun Communities	61,405	1,928,117

__________
See Notes to Financial Statements.

Portfolio of Investments
December 31, 2005

	Shares or Principal Amount	Value
Office 21.8%
Brandywine Realty Trust	48,000 shs.	$1,339,680
CarrAmerica Realty	69,475	2,405,919
Equity Office Properties Trust	89,957	2,728,396
Highwoods Properties	83,220	2,367,609
HRPT Properties	131,916	1,365,331
Maguire Properties	86,432	2,670,749
Parkway Properties	35,371	1,419,792
Prentiss Properties	24,730	1,006,016
Reckson Associates Realty	67,780	2,438,724
		17,742,216
Office/Industrial 3.8%
Duke Realty	92,577	3,092,072
Regional Malls 12.1%
Glimcher Realty	100,884	2,453,499
The Mills Corp.	22,000	922,680
Simon Properties Group	83,941	6,432,399
		9,808,578
Self Storage 4.8%
Extra Space Storage	51,746	796,888
Sovran Self Storage	23,495	1,103,560
U-Store-It Trust	94,005	1,978,805
		3,879,253
Shopping Centers 9.2%
Heritage Properties Investment Trust	102,382	3,419,559
New Plan Excel Realty Trust	138,399	3,208,089
Pennsylvania Real Estate Investment Trust	22,016	822,518
		7,450,166

Total Common Stocks (Cost $73,899,005)		79,833,489
Repurchase Agreement 1.6%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $1,337,468, collateralized by: $1,270,000 US Treasury Notes 6%, 8/15/2009, with a fair market value of $1,368,614 (Cost $1,337,000)	$1,337,000	1,337,000

Total Investments (Cost $75,236,005) 99.9%		81,170,489
Other Assets Less Liabilities 0.1%		52,745
Net Assets 100.0%		$81,223,234

__________
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value:
Common stocks (Cost $73,899,005)	$79,833,489
Repurchase agreement (Cost $1,337,000)	1,337,000
Total investments (Cost $75,236,005)	81,170,489
Cash	32,902
Receivable for securities sold	1,418,596
Receivable for dividends and interest	334,879
Receivable from the Manager (Note 4)	33,173
Receivable for Capital Stock sold	32,345
Expenses prepaid to shareholder service agent	12,577
Other	31,820
Total Assets	83,066,781

Liabilities:
Payable for securities purchased	1,167,019
Payable for Capital Stock repurchased	456,684
Management fee payable	63,433
Distribution and service fees payable	46,316
Accrued expenses and other	110,095
Total Liabilities	1,843,547
Net Assets	$81,223,234

Composition of Net Assets:
Capital Stock, at $0.001 par value; (1,000,000,000 shares authorized; 9,345,061 shares outstanding):
Class A	4,095
Class B	1,514
Class C	2,703
Class D	846
Class I	99
Class R	88
Additional paid-in capital	75,279,405
Net unrealized appreciation of investments	5,934,484
Net Assets	$81,223,234

Net Asset Value Per Share:
Class A ($35,619,490 ÷ 4,095,308 shares)	$8.70
Class B ($13,156,096 ÷ 1,514,209 shares)	$8.69
Class C ($23,477,947 ÷ 2,703,177 shares)	$8.69
Class D ($7,344,968 ÷ 845,597 shares)	$8.69
Class I ($864,560 ÷ 99,332 shares)	$8.70
Class R ($760,173 ÷ 87,438 shares)	$8.69

__________
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2005

Investment Income:
Dividends	$2,685,096
Interest	18,643
Total Investment Income	2,703,739

Expenses:
Management fee	782,396
Distribution and service fees	580,273
Shareholder account services	272,408
Registration	96,402
Auditing and legal fees	54,853
Shareholder reports and communications	42,421
Custody and related services	25,629
Director’s fees and expenses	9,170
Miscellaneous	37,250
Total Expenses Before Reimbursement	1,900,802
Reimbursement of expenses (Note 4)	(146,994)
Total Expenses After Reimbursement	1,753,808
Net Investment Income	949,931

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	7,555,987
Capital gain distributions from underlying investments	1,459,742
Net change in unrealized appreciation of investments	(5,911,934)
Net Gain on Investments	3,103,795
Increase in Net Assets from Operations	$4,053,726

__________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Operations:
Net investment income	$949,931	$1,272,096
Capital gain distributions from investments	1,459,742	413,187
Net realized gain on investments	7,555,987	3,340,936
Net change in unrealized appreciation of investments	(5,911,934)	9,028,475
Increase in Net Assets from Operations	4,053,726	14,054,694
Distributions to Shareholders:
Net investment income:
Class A	(555,186)	(486,235)
Class B	(105,229)	(181,947)
Class C	(202,610)	(463,298)
Class D	(60,540)	(125,481)
Class I	(17,885)	(14,870)
Class R	(8,481)	(265)
	(949,931)	(1,272,096)
Dividends in excess of net investment income:
Class A	(46,915)	(431,886)
Class B	(8,892)	(162,072)
Class C	(17,121)	(412,690)
Class D	(5,116)	(111,774)
Class I	(1,511)	(13,246)
Class R	(717)	(236)
	(80,272)	(1,131,904)
Return of capital:
Class A	—	(127,658)
Class B	—	(47,834)
Class C	—	(121,801)
Class D	—	(32,989)
Class I	—	(3,909)
Class R	—	(70)
	—	(334,261)
Net realized short-term gain on investments:
Class A	(656,819)	(960,908)
Class B	(256,468)	(398,671)
Class C	(524,448)	(949,193)
Class D	(151,491)	(243,531)
Class I	(21,263)	(29,883)
Class R	(10,865)	(432)
	(1,621,354)	(2,582,618)

(Continued on page 15.)

Statements of Changes in Net Assets
(continued)

	Year Ended December 31,
	2005	2004
Net realized long-term gain on investments:
Class A	$(2,811,459)	$(76,456)
Class B	(1,082,778)	(32,003)
Class C	(1,906,121)	(79,772)
Class D	(591,070)	(20,745)
Class I	(69,219)	(2,341)
Class R	(55,127)	(37)
	(6,515,774)	(211,354)
Decrease in Net Assets from Distributions	(9,167,331)	(5,532,233)
Capital Share Transactions:
Net proceeds from sales of shares	18,440,865	49,202,681
Investment of dividends	2,331,012	1,767,573
Exchanged from associated funds	7,561,580	8,760,239
Shares issued in payment of gain distribution	4,302,109	2,054,610
Total	32,635,566	61,785,103
Cost of shares repurchased	(29,102,775)	(16,420,241)
Exchanged into associated funds	(6,573,333)	(6,183,684)
Total	(35,676,108)	(22,603,925)
Increase (Decrease) in Net Assets from Capital Share Transactions	(3,040,542)	39,181,178
Increase (Decrease) in Net Assets	(8,154,147)	47,703,639
Net Assets:
Beginning of year	89,377,381	41,673,742
End of Year	$81,223,234	$89,377,381

__________
See Notes to Financial Statements.

Notes to Financial Statements

1.
Organization — Seligman LaSalle Monthly Dividend Real Estate Fund (the “Fund”) was incorporated in Maryland on May 30, 2003, as an open-ended management investment company. The Fund had no operations prior to July 16, 2003 (commencement of operations) other than those relating to organizational matters and, on July 2, 2003, the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 8,406 Class A shares of Capital Stock for $60,019 and 1,400 shares for each of Class B, Class C, Class D and Class R shares, each at a cost of $9,996. On November 21, 2003, the Distributor sold its shares of Class B, Class C and Class D and purchased 4,264 Class I shares at a cost of $32,448.

2.
Multiple Classes of Shares — The Fund offers six classes of shares.

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares primarily are sold with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.
Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements
a.
Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gains.

c.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex-dividend dates. Distributions received from the Fund’s investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as capital gains or returns of capital based on reporting from the issuers received after the end of the year. The annual financial statements will reflect any such recharacterizations.

d.
Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, distribution and service fees, shareholder account services, and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on exdividend dates.

4.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the Fund’s average daily net assets. LaSalle Investment Management (Securities), L.P. (the “Subadviser”), subadvises the Fund and is responsible for furnishing investment advice, research, and assistance with respect to the Fund’s investments. Under the subadvisory agreement, the Manager pays the Subadviser 0.45% per annum of the Fund’s average daily net assets. Effective May 1, 2005, the Manager contractually agreed to waive its fees and reimburse the Fund’s “other expenses” (those expenses other than management fees, 12b-1 fees and extraordinary expenses) that exceed 0.45% per annum of the

Notes to Financial Statements

average daily net assets of the Fund, through at least December 31, 2006. Prior to May 1, 2005, this agreement was voluntary. The amounts of these reimbursements for the year ended December 31, 2005 are disclosed in the Statement of Operations.

For the year ended December 31, 2005, Seligman Advisors, Inc., agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $13,634 from sales of Class A shares. Commissions of $105,036 and $9,690 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2005, fees incurred under the Plan aggregated $92,174, or 0.25% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended December 31, 2005, amounted to $19.

For the year ended December 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $138,532, $266,527, and $79,635, respectively. Fees incurred in respect of Class R shares were $3,405, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2005, such charges amounted to $36,980. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2005, Seligman Services, Inc. received commissions of $1,407 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $3,042, pursuant to the Plan.

For the year ended December 31, 2005, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $272,408 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Notes to Financial Statements

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Fund’s potential obligation under the Guaranties is $45,300. As of December 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

5.
Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors of the Fund have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2005, the Fund did not borrow from the credit facility.

6.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2005, aggregated $35,453,733 and $43,775,120, respectively.

7.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2005, the cost of investments for federal income tax purposes was $75,338,722. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $102,717.

Notes to Financial Statements

At December 31, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$7,786,114
Gross unrealized depreciation of portfolio securities	(1,954,347)
Net unrealized appreciation of portfolio securities	5,831,767
Undistributed income/gain	—
Total accumulated earnings	$5,831,767

The tax character of distributions paid during the periods ended December 31, 2005 and December 31, 2004 were as described below. The difference between the reporting of distributions for financial reporting purposes compared to federal income tax purposes is primarily due to capital gain distributions reported to the Fund by the underlying REIT investments after the end of the year.

	2005	2004
Ordinary income (including short-term capital gain)	$2,651,557	$4,275,910
Net realized gains	6,515,774	922,062
Return of capital	—	334,261
Total	$9,167,331	$5,532,233

8.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2005		2004
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	927,959	$8,308,846	2,503,847	$21,518,057
Investment of dividends	113,089	1,020,669	73,780	622,026
Exchanged from associated funds	545,815	4,847,616	327,252	2,830,306
Shares issued in payment of gain distribution	201,193	1,745,682	80,850	714,793
Conversion from Class B*	43,855	396,587	25,969	226,511
Total	1,831,911	16,319,400	3,011,698	25,911,693
Cost of shares repurchased	(1,208,247)	(10,953,870)	(976,330)	(8,095,220)
Exchanged into associated funds	(244,267)	(2,232,930)	(229,994)	(1,809,230)
Total	(1,452,514)	(13,186,800)	(1,206,324)	(9,904,450)
Increase	379,397	$3,132,600	1,805,374	$16,007,243

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	174,011	$1,547,659	535,440	$4,521,456
Investment of dividends	38,480	346,760	30,992	260,467
Exchanged from associated funds	191,712	1,730,632	373,587	3,230,463
Shares issued in payment of gain distribution	84,012	727,460	37,266	330,884
Total	488,215	4,352,511	977,285	8,343,270
Cost of shares repurchased	(293,670)	(2,662,707)	(126,498)	(1,090,906)
Exchanged into associated funds	(123,800)	(1,091,423)	(147,802)	(1,165,694)
Conversion to Class A*	(43,895)	(396,587)	(25,983)	(226,511)
Total	(461,365)	(4,150,717)	(300,283)	(2,483,111)
Increase	26,850	$201,794	677,002	$5,860,159

__________
See footnote on page 21.

Notes to Financial Statements

	Year Ended December 31,
	2005		2004
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	532,774	$4,816,971	2,051,442	$17,461,777
Investment of dividends	75,585	680,421	79,531	668,119
Exchanged from associated funds	62,949	576,227	203,634	1,787,559
Shares issued in payment of gain distribution	152,651	1,323,485	89,146	785,957
Total	823,959	7,397,104	2,423,753	20,703,412
Cost of shares repurchased	(1,217,612)	(10,915,501)	(749,674)	(6,246,228)
Exchanged into associated funds	(352,225)	(3,040,720)	(231,571)	(1,879,076)
Total	(1,569,837)	(13,956,221)	(981,245)	(8,125,304)
Increase (decrease)	(745,878)	$(6,559,117)	1,442,508	$12,578,108

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	266,013	$2,372,372	585,428	$4,867,183
Investment of dividends	23,001	206,898	22,173	184,365
Exchanged from associated funds	43,735	407,105	105,351	904,747
Shares issued in payment of gain distribution	46,019	397,125	21,119	190,283
Total	378,768	3,383,500	734,071	6,146,578
Cost of shares repurchased	(398,943)	(3,559,719)	(86,363)	(734,295)
Exchanged into associated funds	(23,528)	(208,260)	(172,478)	(1,329,684)
Total	(422,471)	(3,767,979)	(258,841)	(2,063,979)
Increase (decrease)	(43,703)	$(384,479)	475,230	$4,082,599

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	42,653	$385,226	98,768	$834,001
Investment of dividends	5,464	49,445	3,782	32,025
Shares issued in payment of gain distribution	6,963	60,435	3,645	32,224
Total	55,080	495,106	106,195	898,250
Cost of shares repurchased	(71,863)	(659,927)	(29,343)	(253,349)
Increase (decrease)	(16,783)	$(164,821)	76,852	$644,901

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	115,026	$1,009,791	23	$207
Investment of dividends	2,966	26,819	68	571
Shares issued in payment of gain distribution	5,556	47,922	53	469
Exchanged from associated funds	—	—	784	7,164
Total	123,548	1,084,532	928	8,411
Cost of shares repurchased	(38,445)	(351,051)	(26)	(243)
Increase	85,103	$733,481	902	$8,168

__________
*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

9.
Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings

Notes to Financial Statements

relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman LaSalle Monthly Dividend Real Estate Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the period shown. Per share amounts are calculated using average shares outstanding during the period. “Total Return” shows the rate that you would have earned on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A
	Year Ended December 31,		July 16, 2003* to
	2005	2004	December 31, 2003
Per Share Data:
Net Asset Value, Beginning of Period	$9.26	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.14	0.21	0.10
Net realized and unrealized gain on investments	0.33	1.71	0.98
Total from Investment Operations	0.47	1.92	1.08
Less Distributions:
Distributions from net investment income	(0.14)	(0.21)	(0.09)
Distributions in excess of net investment income	(0.02)	(0.13)	(0.07)
Return of capital	—	(0.05)	—
Distributions from net realized capital gain	(0.87)	(0.31)	(0.02)
Total Distributions	(1.03)	(0.70)	(0.18)
Net Asset Value, End of Period	$8.70	$9.26	$8.04

Total Return	5.34%	24.95%	15.36%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$35,619	$34,401	$15,348
Ratio of expenses to average net assets	1.60%	1.60%	1.59%†
Ratio of net investment income to average net assets	1.51%	2.43%	2.86%†
Portfolio turnover rate	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.78%	1.79%	2.96%†
Ratio of net investment income to average net assets	1.33%	2.23%	1.50%†

__________
See footnotes on page 28.

Financial Highlights

Class B
	Year Ended December 31,		July 16, 2003* to
	2005	2004	December 31, 2003
Per Share Data:
Net Asset Value, Beginning of Period	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.07	0.14	0.07
Net realized and unrealized gain on investments	0.34	1.71	0.99
Total from Investment Operations	0.41	1.85	1.06
Less Distributions:
Distributions from net investment income	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	(0.03)	(0.15)	(0.07)
Return of capital	—	(0.04)	—
Distributions from net realized capital gain	(0.87)	(0.31)	(0.02)
Total Distributions	(0.97)	(0.64)	(0.16)
Net Asset Value, End of Period	$8.69	$9.25	$8.04

Total Return	4.58%	24.01%	15.02%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$13,156	$13,759	$6,432
Ratio of expenses to average net assets	2.35%	2.35%	2.34%†
Ratio of net investment income to average net assets	0.76%	1.68%	2.11%†
Portfolio turnover rate	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.53%	2.54%	3.72%†
Ratio of net investment income to average net assets	0.58%	1.48%	0.75%†

__________
See footnotes on page 28.

Financial Highlights

Class C
	Year Ended December 31,		July 16, 2003* to
	2005	2004	December 31, 2003
Per Share Data:
Net Asset Value, Beginning of Period	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.07	0.14	0.07
Net realized and unrealized gain on investments	0.34	1.71	0.99
Total from Investment Operations	0.41	1.85	1.06
Less Distributions:
Distributions from net investment income	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	(0.03)	(0.15)	(0.07)
Return of capital	—	(0.04)	—
Distributions from net realized capital gain	(0.87)	(0.31)	(0.02)
Total Distributions	(0.97)	(0.64)	(0.16)
Net Asset Value, End of Period	$8.69	$9.25	$8.04

Total Return	4.58%	24.02%	15.02%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$23,478	$31,894	$15,916
Ratio of expenses to average net assets	2.35%	2.35%	2.34%†
Ratio of net investment income to average net assets	0.76%	1.68%	2.11%†
Portfolio turnover rate	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.53%	2.54%	3.72%†
Ratio of net investment income to average net assets	0.58%	1.48%	0.75%†

__________
See footnotes on page 28.

Financial Highlights

Class D
	Year Ended December 31,		July 16, 2003* to
	2005	2004	December 31, 2003
Per Share Data:
Net Asset Value, Beginning of Period	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.07	0.14	0.07
Net realized and unrealized gain on investments	0.34	1.71	0.99
Total from Investment Operations	0.41	1.85	1.06
Less Distributions:
Distributions from net investment income	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	(0.03)	(0.15)	(0.07)
Return of capital	—	(0.04)	—
Distributions from net realized capital gain	(0.87)	(0.31)	(0.02)
Total Distributions	(0.97)	(0.64)	(0.16)
Net Asset Value, End of Period	$8.69	$9.25	$8.04

Total Return	4.58%	24.01%	15.02%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$7,345	$8,224	$3,329
Ratio of expenses to average net assets	2.35%	2.35%	2.34%†
Ratio of net investment income to average net assets	0.76%	1.68%	2.11%†
Portfolio turnover rate	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.53%	2.54%	3.71%†
Ratio of net investment income to average net assets	0.58%	1.48%	0.75%†

__________
See footnotes on page 28.

Financial Highlights

Class I
	Year Ended December 31,		November 24, 2003** to
	2005	2004	December 31, 2003
Per Share Data:
Net Asset Value, Beginning of Period	$9.28	$8.04	$7.61
Income from Investment Operations:
Net investment income	0.16	0.15	0.03
Net realized and unrealized gain on investments	0.33	1.79	0.45
Total from Investment Operations	0.49	1.94	0.48
Less Distributions:
Distributions from net investment income	(0.16)	(0.15)	(0.02)
Distributions in excess of net investment income	(0.04)	(0.19)	(0.01)
Return of capital	—	(0.05)	—
Distributions from net realized capital gain	(0.87)	(0.31)	(0.02)
Total Distributions	(1.07)	(0.70)	(0.05)
Net Asset Value, End of Period	$8.70	$9.28	$8.04

Total Return	5.55%	25.21%	5.49%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$865	$1,077	$315
Ratio of expenses to average net assets	1.35%	1.35%	0.94	%†
Ratio of net investment income to average net assets	1.76%	2.67%	3.42	%†
Portfolio turnover rate	41.09%	29.03%	19.40	%#
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.68%	2.05%	2.45	%†
Ratio of net investment income to average net assets	1.43%	1.97%	1.91	%†

__________
See footnotes on page 28.

Financial Highlights

Class R
	Year Ended December 31,		July 16, 2003* to
	2005	2004	December 31, 2003
Per Share Data:
Net Asset Value, Beginning of Period	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.11	0.18	0.09
Net realized and unrealized gain on investments	0.34	1.71	0.99
Total from Investment Operations	0.45	1.89	1.08
Less Distributions:
Distributions from net investment income	(0.11)	(0.18)	(0.08)
Distributions in excess of net investment income	(0.03)	(0.14)	(0.08)
Return of capital	—	(0.05)	—
Distributions from net realized capital gain	(0.87)	(0.31)	(0.02)
Total Distributions	(1.01)	(0.68)	(0.18)
Net Asset Value, End of Period	$8.69	$9.25	$8.04

Total Return	5.08%	24.55%	15.24%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$760	$22	$12
Ratio of expenses to average net assets	1.85%	1.85%	1.84%†
Ratio of net investment income to average net assets	1.26%	2.17%	2.61%†
Portfolio turnover rate	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.03%	2.05%	3.21%†
Ratio of net investment income to average net assets	1.08%	1.97%	1.25%†
__________
*	Commencement of operations.
**	Commencement of offering of shares.
†	Annualized.
ø	The Manager has waived a portion of its management fee and/or reimbursed certain expenses of the Fund.
#	For the period July 16, 2003 to December 31, 2003
See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman LaSalle Monthly Dividend Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Seligman LaSalle Monthly Dividend Real Estate Fund (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman LaSalle Monthly Dividend Real Estate Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
March 1, 2006

Required Federal Income Tax
Information (unaudited)

For the year ended December 31, 2005, the Fund designates the following as qualified dividends to individual shareholders:

Qualified Dividends Percent
Class A	1.21%
Class B	1.45
Class C	1.42
Class D	1.44
Class I	1.09
Class R	1.37

In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

A portion of the value of shares of the Fund redeemed by shareholders can be designated as capital gains for federal income tax purposes. The aggregate value of shares redeemed during the Fund’s fiscal year ended December 31, 2005 was $35,676,108. Of this amount, $784,532 is designated as long-term capital gains.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

The directors of Seligman LaSalle Real Estate Fund Series, Inc. (the “Series”), of which the Fund is the sole series, unanimously approved the continuance of the Management Agreement with the Manager and the directors unanimously approved the continuance of the Subadvisory Agreement between the Manager and LaSalle Investment Management (Securities), L.P. (the “Subadviser”) in respect of the Fund at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager and the Subadviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement and the Subadvisory Agreement with the Manager, with representatives of the Subadviser and with experienced counsel who are independent of the Manager and the Subadviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The independent directors also discussed the proposed continuances in a private session with counsel at which no representatives of the Manager or the Subadviser were present.

In reaching their determination with respect to the continuance of the Management Agreement and the Subadvisory Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager and the Subadviser to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s and Subadviser’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager and the Subadviser.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager and the Subadviser;

3.	payments received by the Manager and the Subadviser from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.
the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds, and financial and profitability information provided by the Subadviser;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

7.
the Manager’s and the Subadviser’s practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager and the Subadviser benefit from soft dollar arrangements;

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates and the Subadviser and its affiliates receive from their relationship to the Fund;

11.	information about fees charged by the Subadviser to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager and the Subadviser; and

13.	the terms of the Management Agreement and the Subadvisory Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, and, between the Manager and the Subadviser, as provided in the Subadvisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement and the Subadvisory Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, that the Subadviser should continue to be the subadviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement and that the fees payable to the Subadviser pursuant to the Subadvisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager and the Subadviser

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Management Agreement provides that the Manager will enter into a Subadvisory Agreement with the Subadviser pursuant to which that Subadviser will provide such investment management services; that the Manager will continue to have responsibility for investment management services provided under the Subadvisory Agreement; and that, in the event the Subadviser ceases to provide services to the Fund, the services will be provided by the Manager or, subject to necessary approvals, by another firm selected by the directors. Under the Management Agreement, the Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Series who are employees or consultants of the Manager and of the officers and employees of the Series, including the Fund's chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors also noted that, pursuant to the Subadvisory Agreement, the Subadviser, subject to the control of the directors and in accordance with the objectives, policies and strategies of the Fund set forth in its Prospectus and Statement of Additional Information and applicable law, and in conjunction with and under the supervision of the Manager, furnishes the Manager and the Fund with such investment advice, research and assistance as the Manager or the Fund may from time to time request. In this regard, it is the

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

responsibility of the Subadviser (i) to participate in the development of the Fund’s overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Fund with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; and (v) to cause the execution of trades. The Manager also retains responsibility for managing the Fund’s cash and cash equivalents, the amount of which is determined by the Manager in consultation with the Subadviser.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and by the Subadviser under the Subadvisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager and Subadviser are responsible for maintaining and monitoring its own and, to varying degrees, the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the Subadviser and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s and Subadviser’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers (including the Subadviser), also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Subadvisory Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors' special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors, Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors' special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

advisory products served by an organization such as the Manager (and similarly the Subadviser) where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The Subadviser provided the directors with financial statements for 2004 and information concerning the fees paid to it by the Fund and the profitability of its arrangement with the Fund for 2004, and for 2005 on an estimated basis. The directors reviewed and discussed the Subadviser’s profitability data.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s and the Subadviser’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund, and the Subadviser's relationship with the Fund, before taxes and distribution expenses. The directors recognized that the Manager and the Subadviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s and the Subadviser’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors recognized that the Subadviser had benefited from soft dollar arrangements using portfolio brokerage of the Fund. The directors noted that the Subadviser provides quarterly reports to the Manager on its soft dollar practices. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s and the Subadviser’s profitability would be somewhat lower if they did not receive research for soft dollars or, in the case of the Manager, if the Manager’s affiliates did not receive the other benefits described above. The directors noted that the Manager and the Subadviser each derive reputational and other benefits from their association with the Fund.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Real Estate Funds Average over the one-year period ended September 30, 2005, and for calendar 2004 and for the first nine months of 2005, and compared to the NAREIT Equity REIT Index and a group of five competitor funds selected by the Manager for calendar 2004 and for the first nine months of 2005. The comparative information showed that the Fund’s investment results were above the competitor average in the period from inception (July 2003) through September 30, 2005 and for the first nine months of 2005, although they were below the Index and the Lipper average. The Manager explained that the Fund’s investment objective of seeking a high level of current income differs from that of the other funds in the Lipper average, many of which have an

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

objective of total return, and that the NAREIT Equity REIT Index also measured total return. The directors recognized that the Lipper and NAREIT comparisons were of limited utility because of this difference and noted that the Fund had substantial and positive absolute performance over the periods presented. The Manager explained that the funds in the competitor average had an income objective more similar to the Fund’s. Based on their review, the directors concluded that the Fund’s investment performance was satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager and the subadvisory fee rate paid to the Subadviser. The directors recognized that it is difficult to make comparisons of management and subsadvisory fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of the 25 funds in the Lipper Real Estate Fund category. The information showed that the Fund’s current effective management fee rate of 0.90% was somewhat higher than both the average and the median for the peer group.

The directors reviewed data provided by the Subadviser comparing the subadvisory fee rate in the Subadvisory Agreement with the rates it earns from advising other non-fund accounts. They noted that the subadvisory fee rate generally fell within the range paid by the other clients.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was within the range for funds in the peer group but somewhat higher than the peer group median and average. The directors also noted that, effective May 1, 2005 and continuing until at least December 31, 2006, the Manager had undertaken to reimburse the Fund’s expenses (other than management fees, 12b-1 fees and extraordinary expenses) to the extent such expenses exceed 0.45% per annum of average daily net assets, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The directors recognized that, without this reimbursement, the Fund’s expenses would be significantly higher. The Manager explained to the directors that the high expenses were primarily attributable to the Fund’s relatively high management fee rate and its relatively small size. The directors were satisfied that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain breakpoints. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

mutual fund business or those components of it which directly or indirectly affect a fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund's fee rate schedule was acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman LaSalle Monthly Dividend Real Estate Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (76)[1,3] • Director: 2003 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 2003 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Fellowship (internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (non-profit child assistance organization). From January 1996 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 2003 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Director: 2003 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

__________
See footnotes on page 40.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (64)[1,3] • Director: 2003 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Director: 2003 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 2003 to Date • Oversees 58 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

__________
See footnotes on page 40.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (67)* • Director and Chairman of the Board: 2003 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director, President and Chief Executive Officer: 2003 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Thomas G. Rose (48) • Vice President: 2003 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†; and of Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (49) • Vice President and Treasurer: 2003 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (41) • Secretary: 2003 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

__________
See footnotes on page 40.

Directors and Officers

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø
The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*
Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of the following year.

__________
[1]
These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman LaSalle Monthly Dividend Real Estate Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.
REMD2 12/05

ITEM 2. CODE OF ETHICS.

As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$23,832	$21,067
Audit-Related Fees	-	-
Tax Fees	2,500	2,200
All Other Fees	-	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$124,560	$118,630
Tax Fees	8,000	13,703
All Other Fees	-	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $134,910 and $179,464, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

1

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 8, 2006

By:
/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 8, 2006

3

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

4